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                             Pilgrim America Funds


                                 ELITE SERIES
                                 ------------

                                Pilgrim America
                                 MagnaCap Fund

                                Pilgrim America
                                High Yield Fund

                              Pilgrim Government
                            Securities Income Fund


                              SEMI-ANNUAL REPORT

                               DECEMBER 31, 1996


                                                      [LOGO]


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                                Pilgrim America
                                     Funds


                                 Elite Series
                                 ------------

                              Semi-Annual Report
                               December 31, 1996

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                               Table of Contents

Chairman's Message                                                    4
Portfolio Managers Reports:
         Pilgrim America MagnaCap Fund                                5
         Pilgrim America High Yield Fund                              9
         Pilgrim Government Securities Income Fund                   14
Statements of Assets and Liabilities                                 18
Statements of Operations                                             19
Statements of Changes in Net Assets                                  20
Financial Highlights                                                 21
Notes to Financial Statements                                        24
Portfolio of Investments:
         Pilgrim America MagnaCap Fund                               29
         Pilgrim America High Yield Fund                             32
         Pilgrim Government Securities Income Fund                   36


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                         Pilgrim America Elite Series

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Chairman's Message
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Dear Shareholder:

We are pleased to present the Semi-Annual Report for Pilgrim America Elite Series of Funds (Elite Series) which consists of Pilgrim America MagnaCap Fund, Pilgrim America High Yield Fund and Pilgrim Government Securities Income Fund. In the following pages, the portfolio manager for each Fund of the Elite Series discusses the results of operations for the six months ended December 31, 1996, as well as the markets and factors which have affected each of the Funds during this period.

The Elite Series is designed to give investors access to seasoned investment managers who bring a depth of experience and knowledge to their specific investment discipline. Additionally, in order to give investors more choices to fit their investment needs, we offer three classes of shares (A, B, and M shares), with different sales charges and distribution fees, allowing you to choose the method of purchasing shares that best suits your investment objectives.

Pilgrim America is dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim America prides itself on providing only high quality core investments to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.

Thank you for selecting Pilgrim America Elite Series. We appreciate the confidence you have placed with us in serving your investment needs.

Sincerely,


/s/ Robert W. Stallings

Robert W. Stallings
Chairman
Pilgrim America Investments, Inc.
February 25, 1997


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                        Pilgrim America MagnaCap Fund

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Portfolio Manager's Report
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Dear Shareholder,

We are very pleased to report that Pilgrim America MagnaCap Fund (the "Fund") had another good year in 1996. Eighteen years ago the Fund initiated the "Rising Dividends" investment philosophy and 1996 marked the 17th year in the last 18 that the Fund produced a positive return. For the 12 months ended December 31, 1996, the Fund provided a total return of 18.51%(1) compared to the Standard & Poor's 500 Index ("S&P 500")--a common proxy for the U.S. stock market--which gained 22.96% for the same period. Over the last six months, the Fund was up 12.38%(1), compared to the S&P 500 which gained 11.65% for the same period. And for the very difficult and volatile third quarter ending September 30, 1996, the Fund was up 7.98%(1), compared with the S&P 500 which only gained 3.09%. The Fund's average annual total returns for the five and ten year periods ended December 31, 1996 were 14.52% and 13.02%, respectively(1). On December 31, 1996, the Fund declared a dividend of $4.912 per share from capital gains to shareholders of record as of December 31, 1996.

A $10,000 investment in the Fund on January 1, 1979, the year in which the Fund adopted its "Rising Dividends" investment strategy, would have grown to $136,576 as of December 31, 1996, after deduction of the maximum 5.75% sales charge, and assuming the reinvestment of all dividends and capital gains distributions. The net asset value of Class A shares of the Fund was $18.65 on December 31, 1996, which represents a $2.58 increase or 16% over the net asset value of $16.07 on December 31, 1995.

General Economic and Equity Market Environments

In 1996, the economic environment for equities was defined by an expectation of declining long-term interest rates (which in fact did not take place), low inflation, sustained economic growth, and rising corporate profits.

Measured by the Dow Jones Industrial Average (the "Dow"), we just ended the best two-year period in more than 40 years, with a return of 76.4%. During those two years, the Dow set new closing highs 113 times, an average of more than one a week, including 44 times in 1996. Never have so many new highs been hit in two years. And those two years came at the conclusion of the best 15-year period in market history. Fifteen years ago, the Dow was below 1000, about where it had been 15 years before that, and there were few who were proclaiming that stocks were a good long-term investment.(2)

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                         Pilgrim America MagnaCap Fund


The Dow ended 1996 up 1331.15 points, or 26%--an impressive gain considering that it came atop a 34% gain in 1995. The market's year unfolded in distinct chapters. It began with a blue-chip boom, then gave way to a spring mania in smaller stocks, which then set up the abrupt summer pullback that sliced 10% off the Dow from its late May peak to its intra-day low on July 15, and clipped high flying smaller issues more severely. By August, investors were back in a buying mood, but the July decline left many wary of being caught by another sudden market slump. So the focus shifted to "safe", easy-to-buy and easy-to-sell blue chips. That trend was reinforced with the November election, as investors liked the continuing Washington power split, moving the Dow from 6081 on Election Day to 6547 by November 22. Federal Reserve Board Chairman Alan Greenspan helped trigger a modest market pullback in early December by raising the question of possible "irrational exuberance" in financial markets.(3)

As discussed, the S&P 500 gained 22.96% in 1996, after gaining 37.58% in 1995. These two years together produced the index's best back-to-back gains since 1954-55. Small stocks lagged noticeably after losing their spring momentum, as investors worried about the stocks' illiquidity. The Russell 2000 index of small stocks rose 16.54% in 1996.(3)

Pilgrim America MagnaCap Fund

As a "Rising Dividends" fund, MagnaCap invests in a very select group of companies that have been able to sustain growth over a 10-year period. In selecting portfolio securities, companies are assessed with reference to the following criteria as ideal:

1. Consistent dividend increases in at least eight of the past ten years, with no year showing a decrease.
2.       A dividend rate increase of at least 100% over the past ten years.
3.       Dividend payout less than 65% of current earnings.
4.       Long-term debt less than 25% of total capitalization.
5. The current price of the company's stock in the lower half of the stock's price/earnings ratio range for the past ten years.

We believe that the Fund's success has been attributed to the very explicit "Rising Dividends" investment criteria which determine the kinds of companies that qualify for inclusion in the portfolio. Out of a universe of approximately 4,000 publicly traded companies and based upon both in-house and external research, we aim to select the 35 to 45 equities which we believe will be most likely to exhibit superior performance.

During this report period, we had holdings we believe were fully valued. In response, we pared positions and took profits. This resulted in realized capital gains in calendar 1996 that are substantially greater than

                            Pilgrim America Funds

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                         Pilgrim America MagnaCap Fund


in prior years. In reallocating these dollars, we further diversified our portfolio in response to current market conditions while adhering to our investment principles.

Going forward, we will continue to employ a "bottom-up" approach to stock selection, drawing from the pool of companies that come closest to meeting the Fund's strict investment criteria given market conditions, circumstances of the company and of the sector within which it falls. It appears the bull market in U.S. stocks is starting its seventh year. It has been firmly based on extraordinary changes in the economy that have given us one of the longest economic expansions in U.S. history. This bull market has been one of the best in U.S. history and we believe it is likely to continue for several reasons. First, the economic expansion that has propelled stock prices higher has been one of the most durable. It has been accompanied by mild inflation, job creation and high-quality profit growth. Second, the current economic and market cycles have benefited from several long-term structural changes. These include an increase in the nation's savings rate and a notable reduction in the government's budget deficit. There has also been a shift to a more sophisticated, technology driven private sector that has spurred wide-spread productivity gains, and this offers new opportunities for growth and jobs. Most bull markets end when stocks are overpriced. We believe stocks generally are now fairly priced, and stock prices can continue to rise selectively in 1997 in concert with improvements in corporate earnings and cash flows.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan, which provides an easy and cost-effective way to acquire additional shares in the Fund, without incurring a sales charge. Should you decide to switch from cash dividends to automatic reinvestment, please notify your broker or contact the Transfer Agent, c/o DST Systems Inc., P.O. Box 419338, Kansas City, MO 64141-6338, or call (800) 992-0180.

We thank you for giving us this opportunity to help you work towards your investment needs. Please do not hesitate to contact us if you have any questions or need additional information.


Sincerely,

/s/ Howard N. Kornblue

Howard N. Kornblue
Senior Vice President and
Senior Portfolio Manager
Pilgrim America Investments, Inc.


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                         Pilgrim America MagnaCap Fund


(1) Calculated without deducting the Class A maximum 5.75% sales charge and assuming reinvestment of all dividends and distributions. Total returns for the one, five, and ten year periods ending December 31, 1996, after the deduction of the maximum sales charge and assuming reinvestment of all dividends and distributions were 11.70%, 13.16%, and 12.35% respectively.

         Performance figures shown pertain only to Class A shares of the Fund. Total returns for Class B and M shares, calculated without deducting sales charges, for the year ended December 31, 1996 were 17.71% and 18.02%, respectively. Average annualized total returns, excluding the applicable sales charges, for the period from July 17, 1995 (date of inception of Class B and M shares) to December 31, 1996 were 21.68% and 22.01%, respectively.

         Total returns for Class B and M shares, after deducting the applicable contingent deferred sales charge of 5.00% (Class B shares only) or the maximum sales charge of 3.50% (Class M shares only) for the year ended December 31, 1996 were 12.70% and 13.90%, respectively. Average annualized total returns, after the applicable sales charges, for the period from July 17, 1995 (date of inception of Class B and M shares) to December 31, 1996 were 19.18% and 19.05%, respectively.

(2)      Source: The New York Times, January 2, 1997

(3)      Source: Los Angeles Times, January 1, 1997

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when redeemed, may be worth more or less than their original cost.

                            Pilgrim America Funds

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                        Pilgrim America High Yield Fund

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Portfolio Manager's Report
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Dear Shareholder:

It is our pleasure to share with you the results of operations for the Pilgrim America High Yield Fund (the "Fund") for the semi-annual period ended December 31, 1996.

Your Fund did very well against its peers in 1996, ranking 24 of 148 funds in the Lipper High Current Yield category(1). The Fund placed well within the top quartile of all High Yield funds, with a total return of +15.76% in 1996(2). High yield issues outperformed most sectors of the fixed income market, as economic activity in the US remained strong and inflation was well behaved. The Fund's five and ten year returns were, respectively, 13.06% and 9.68%(2).

General Economic and Market Environment

In the last six months of 1996, Federal Reserve policy stood still with a constant Federal Funds target rate of 5.25% for the period. The Fed last moved short term interest rates in late January 1996, lowering the target from 5.50% to the current 5.25%. No movement has taken place since that time as the members of the Federal Reserve Open Market Committee have collectively not seen signs of economic growth straying from a low positive growth rate, nor have they seen any hint of increased inflationary pressure.

Short term borrowing costs for corporations have remained relatively steady for both the semi-annual period and the year. The prime rate was lowered in late January from 8.50% to 8.25% by major US banks shortly after the Fed lowered the Federal Funds target rate. The rate remained there for the rest of the year. Another short term interest rate benchmark for corporations is the London Interbank Offered Rate, ("LIBOR"). The three month LIBOR rate began the year at 5.625%, closed mid-year at 5.582%, and ended 1996 at 5.5625%. Many high yield issuers borrow in the short term market at rates that are pegged to one of the above benchmarks. Stability in these rates throughout the year provided companies that utilized their short term borrowing capacity with a more attractive alternative than the longer term, fixed rate market.

Long term interest rates rose for most of the first half of 1996, and then fell during the second half of the year. The thirty year Treasury bond yield began the year on its lows at 5.95%. As the expectation that the Fed


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                        Pilgrim America High Yield Fund


would raise short term interest rates became reality, long term rates rose as high as 7.19% on July 5th. Then a general cooling of fears of increased inflationary pressure and faster economic growth led to falling rates into early December, when rates bottomed at 6.35%. Since then rates rose again to close the year at 6.64%.

High Yield Market

The high yield market performed remarkably well during 1996. The First Boston High Yield Index (the "FBHYI")(3) returned 12.42% for the year, 1153 basis points better than ten year Treasuries which had a total return of 0.89% for the same time period. The Lehman Brothers High Yield Index (LBHYI)(3) posted a 11.35% gain during the year. Equities generally performed better than fixed income, with the S&P 500 returning 22.96%. High yield market participants tended to ignore higher interest rates as they continued to see revenue and cash flow improvements in their issues. Spreads, according to the FBHYI, narrowed 129 basis points to Treasuries during 1996. The index spread was 484 basis points at the end of 1995, narrowed 67 basis points to 417 at mid-year 1996, and narrowed 62 basis points further to 355 at year end.

The high yield market grew in size to $385 billion during 1996, a record high. New issuance in 1996 was a record $77.5 billion, $2.2 billion greater than the previous record year total of $75.3 billion in 1993. More impressive was the fact that new issuance in 1993 was driven by refinancings of higher coupon issues as a result of dramatically lower interest rates. In 1996 no such underlying Treasury market strength was present to drive high yield issuance or refinancings.

Pilgrim America High Yield Fund

Pilgrim America High Yield Fund's management has taken a disciplined approach to investing which is special in the high yield market. Purchases are made only after a complete credit review and screening process is completed. As part of this process the Fund's management holds only those securities which meet the following requirements:

         1. Must be cash pay. The Fund does not hold zero coupon, payment in kind, or deferred interest issues.
         2. Have an issue size of at least $100 million. Smaller issues tend to be less liquid and are not as well researched by buyers and sellers.
         3. Rated primarily Single-B and Double-B by the major credit rating agencies. The Fund does not purchase defaulted or distressed issues.

                            Pilgrim America Funds

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                        Pilgrim America High Yield Fund


Additionally, the Fund does not hold emerging market or foreign issues, nor does it participate in the derivatives, futures, or options markets.


Using this strategy and enhancing it with good credit and industry selection, the Fund has outperformed the Lipper High Current Yield Fund (the "Lipper") average(1). Total return for the Fund was 15.76% in 1996, versus 13.67% for the Lipper average, a 209 basis point better performance. This return placed the Fund in the top quartile of all high yield funds ranked by Lipper for the year. The Fund's management underweighted cyclical industries through the early part of 1996. As spreads tightened and confidence in the domestic economy improved, exposure to cyclical industries was increased. In the second half of 1996 a more cautious approach was taken to cyclical and more interest rate sensitive lower coupon issues. A heavier weighting was placed on the Media and Entertainment industry, as well as Communications and Oil and Gas issues. All helped to enhance performance in the second half of the year.

The Fund's management continued to keep the Fund's assets fully invested, believing the market would continue to rally. Cash balances at year end were a very low 0.6% of Fund assets, as the new year begins the commitment to remaining fully invested in cash pay issues continues. Should weakness present itself in the form of still higher interest rates or a change to a weaker economic outlook, the Fund's management will seek to utilize more defensive high yield instruments. These include shorter maturity issues and very short yield-to-call situations.

Quality spreads, or the spread between higher quality Double-B issues and lower quality Single-B issues, have tightened during 1996. The First Boston High Yield Index quality spread moved from 224 basis points to 164 basis points, tightening 60 basis points during the year. While this was a positive for the Fund, as it held a heavy position in Single-B issues in 1996, this raises some concern over the extent to which the market is differentiating credit quality. If the economy continues on a slow positive growth path with relatively benign inflationary concerns, further tightening is possible. However, at this point the Fund's management is cautious, and may consider upgrading the portfolio weighting in Double-B issues should it become prudent.

We wish to remind shareholders that the fund offers an automatic dividend reinvestment plan, which provides an easy and cost effective way to acquire additional shares in the Fund, without incurring a sales charge. Should you decide to switch from cash dividends to automatic investment, please notify your bro-


                            Pilgrim America Funds

                                      11

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                        Pilgrim America High Yield Fund


ker or contact the Transfer Agent, c/o DST Systems Inc., PO Box 419338, Kansas City, Missouri 64141-6338 or call (800) 992-0180.

Thank you for the opportunity to serve your high yield investment needs. If you have any questions or comments, please do not hesitate to contact us.


Sincerely,


/s/ Kevin G. Mathews

Kevin G. Mathews
Vice President and Senior Portfolio Manager
Pilgrim America Investments, Inc.


(1) Lipper Analytical Services Inc., ranked Class A shares of the Fund for total return, without deducting sales charges and assuming reinvestment of all dividends and distributions, and reflecting a partial waiver of expenses. For the five and ten year periods ending December 31, 1996 the Fund ranked 15 and 20 out of 63 and 43 funds, respectively. For the one, five and ten year periods ended December 31, 1996, the Lipper High Current Yield Fund average returns were 13.67%, 12.10% and 9.38% for the 148, 63 and 43 funds, respectively.

(2) Calculated without deducting the Class A maximum 4.75% sales charge and assuming reinvestment of all dividends and distributions. Total returns for the one, five, and ten year periods ending December 31, 1996, after the deduction of the maximum sales charge and assuming reinvestment of all dividends and distributions were 10.38%, 11.98%, and 9.15%, respectively.

         Performance figures shown pertain only to Class A shares of the Fund. Total returns for Class B and M shares, calculated without deducting sales charges, for the year ended December 31, 1996 were 15.05% and 15.32%, respectively. Average annualized total returns, excluding the applicable sales charges, for the period from July 17, 1995 (date of inception of Class B and M shares) to December 31, 1996 were


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                        Pilgrim America High Yield Fund


         13.63% and 13.94%, respectively.

         Total returns for Class B and M shares, after deducting the applicable contingent deferred sales charge of 5.00 % (Class B shares only) or the maximum sales charge of 3.25% (Class M shares only) for the year ended December 31, 1996 were 10.10% and 11.66%, respectively. Average annualized total returns, after the applicable sales charges, for the period from July 17, 1995 (date of inception of Class B and M shares) to December 31, 1996 were 11.02% and 11.37%, respectively.


         Total returns reflect partial waiver of expenses for the periods stated.

(3) The FBHYI and LBHYI are broad measures of high yield market performance. The average annual total returns for the FBHYI for the one, five, and ten year periods ended December 31, 1996 were 12.42%, 12.63%, and 11.48%, respectively. The average annual total returns for the LBHYI for the one, five, and ten year periods ended December 31, 1996 were 11.35%, 12.23% and 10.86%, respectively.

The views expressed in this report reflect those of the portfolio manage only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when redeemed, may be worth more or less than their original cost.


                            Pilgrim America Funds

                                      13

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                   Pilgrim Government Securities Income Fund

--------------------------------------------------------------------------------
Portfolio Managers Report
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to report the results of operations for the Pilgrim Government Securities Income Fund ("the Fund") for the six months ended December 31, 1996.

The Fund performed well given the general rise in interest rates. For the six month period ended December 31, 1996, the Fund earned a net return of 4.34%(1). The Fund's one, five, and ten year returns were 2.56%, 4.96% and 6.52%, respectively(1). As of December 31, 1996, the Fund's standardized 30 day SEC yield was 5.89%.

General Economic and Market Environment

During the last twelve months, the government/mortgage market has experienced an environment of rising rates attributable to concerns over a growing economy and increased inflationary pressure. In the first six months of 1996, the long bond rose from 5.95% at the beginning of the year to 6.87% at the end of June. In the second half of 1996, despite considerable volatility, the long bond ended the year at 6.64%, not far from the rate posted at the end of June.


Looking at economic numbers, we can witness several trends starting to form. First, the cost of goods and services, as measured by the core producer and consumer price index, remains benign and shows no trend of acceleration. The core consumer price index increased 2.60% in 1996 versus 3.0% in 1995; the core producer price index increased 0.6% in 1996 versus 2.6% in 1995. For goods and services, the energy sector was the only area of significant inflationary pressure in 1996. In the labor market, wage costs have gradually increased over the last couple of years. Hourly earnings rose 3.8% in 1996 versus 3.2% in 1995. This earnings increase was the largest since 1990. I believe this will be an area of intense focus for market participants ( and the Federal Reserve) in 1997. Economic growth for 1996 was 2.5%. However, the year did end on a strong note. Fourth quarter gross domestic product will likely be strong due largely to increasing exports. Export growth will be concentrated predominantly in aircraft purchases, which are known for rising sharply in one quarter and then falling off dramatically the next. For this reason, we need to be careful in drawing conclusions on how fourth quarter growth will impact economic growth in 1997.

Mortgage Securities Market in Particular

The rise in interest rates in 1996 allowed mortgages to outperform treasuries. The best performing mortgage securities were those with an interest rate in the 8.0% to 9.0% range because investors were willing


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                   Pilgrim Government Securities Income Fund

to pay more for these mortgages which had a lower risk of being refinanced.

Analysis of the Pilgrim Government Securities Income Fund

The effective duration ( a measure of price sensitivity) of the portfolio as of December 31, 1996 was approximately 4.0, slightly below the Lehman Government/Mortgage Index and significantly below most other government securities funds. During the first three quarters of 1996, management maintained a portfolio duration below the benchmark. During the fourth quarter, management gradually increased the portfolio's duration above the benchmark as interest rates declined. The effective duration of the fund peaked at 4.8 at the end of October. In November, the decision was made to reduce the portfolio's effective duration based on the belief that interest rates no longer properly reflected economic and inflation data. The two year treasury had declined to approximately 5.60% in November, which was only thirty five basis points above the Federal Funds Rate. Management's belief was that this risk premium was inadequate. By the end of November, the portfolio's effective duration was 3.6. These defensive measures have allowed the Fund to finish 1996 near the top quartile or 47 of 170 funds in the Lipper General U.S. Government Funds category for the one year period ended December 31, 1996(2). The Fund continues its ongoing commitment to shareholders of avoiding the risks associated with exotic derivatives, leverage, futures and options.

For 1997, we believe that economic growth will remain moderate. If hourly wage earnings continue to increase, we anticipate that the Federal Reserve will tighten monetary policy to bring it under control. As we go to press, the thirty year treasury is currently trading just below 7.00% and the two year treasury just above 6.00%. Forecasting interest rates is not an exact science but more a matter of assigning probabilities. That being said, we need to ask ourselves what will cause interest rates to rise significantly above current levels and what is the probability of that occurring. Treasury rates are a reflection of the market's view of future inflation. The Federal Reserve has a large role in controlling inflation through monetary policy. If the Federal Reserve starts tightening monetary policy by increasing the Federal Funds rate, short and intermediate treasury rates will be affected the most; however, the two year treasury is already three-quarters of a percent above the Federal Funds rate. Longer term interest rates, such as the thirty year treasury, should remain around the current level or even decline slightly if the Federal Reserve tightens monetary policy. The reason behind this possible decline would be based on the perception that the Federal Reserve has brought inflation under control. In conclusion, the probabilities look good for treasury rates, particularly intermediate and longer term issues, to remain around current levels. Based upon this reasoning, a good case can be made for fixed income securities ( and the Pilgrim Government Securities Income Fund) being attractive at current interest rates.

We wish to remind shareholders that the Fund offers an automatic dividend reinvestment plan which provides an easy and cost effective way of acquiring additional shares in the Fund without incurring a sales


                             Pilgrim America Funds

                                      15

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                   Pilgrim Government Securities Income Fund

charge. Should you decide to switch from cash dividends to automatic reinvestment, please notify your broker or contact the Transfer Agent, c/o DST Systems Inc., P.O. Box 419338, Kansas City, Missouri 64141-6338 or call (800) 992-0180.

Thank you for your continued support, and do not hesitate to contact us with any comments or questions regarding the fund.


Sincerely,



/s/ Charles Ullerich

Charles G. Ullerich

Portfolio Manager
Pilgrim America Investments, Inc.


(1) Calculated without deducting the Class A maximum 4.75% sales charge and assuming reinvestment of all dividends and distributions. Total returns for the one, five, and ten year periods ending December 31, 1996, after the deduction of the maximum sales charge and assuming reinvestment of all dividends and distributions were -2.32, 3.94%, and 6.01% respectively.

         Performance figures shown pertain only to Class A shares of the Fund. Total returns for Class B and M shares, calculated without deducting sales charges, for the year ended December 31, 1996 were 1.80% and 2.16%, respectively. Average annualized total returns, excluding the applicable sales charges, for the period from July 17, 1995 (date of inception of Class B and M shares) to December 31, 1996 were 4.24% and 4.60%, respectively.

         Total returns for Class B and M shares, after deducting the applicable contingent deferred sales charge of 5.00% (Class B shares only) or the maximum sales charge of 3.25% (Class M shares only) for the year ended December 31, 1996 were -3.20% and -1.14%, respectively. Average annualized total returns, after the applicable sales charges, for the period from July 17, 1995 (date of inception of Class B and M shares) to December 31, 1996 were 1.50% and 2.32%, respectively.

         Total returns reflect partial waiver of expenses for some of the periods stated.



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                                      16

                   Pilgrim Government Securities Income Fund

         The Fund earned income and realized capital gains as a result of entering into reverse repurchase agreements during the six month period from July to December, 1992. Therefore, the Fund's performance was higher than it would have been had the Fund adhered to its 10% borrowing investment restriction.

(2) Lipper Analytical Services, Inc., ranked Class A shares of the Fund for total return, without deducting sales charges and assuming reinvestment of all dividends and distributions, and reflecting a partial waiver of expenses. For the five and ten year periods, the Fund ranked 57 and 27 out of 71 and 40 funds, respectively.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Past performance is not indicative of future returns. Investment return and principal value of an investment will fluctuate. Shares, when redeemed may be worth more or less than their original cost.


                             Pilgrim America Funds

                                                   Pilgrim America Elite Series

----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1996 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Government
                                                                                  MagnaCap        High Yield        Securities
                                                                                    Fund             Fund          Income Fund
                                                                               ---------------  ---------------  -----------------
ASSETS:
Investments in securities at market value (Cost $196,518,755,
     $42,780,872 and $33,051,426, respectively)                                 $ 276,347,771    $  43,939,290    $    33,307,238

Cash                                                                                    8,711          293,659                 --
Receivables:

     Investment securities sold                                                     1,073,464               --                 --
     Dividends and interest                                                           664,477        1,105,346            312,476

     Fund shares sold                                                                  570,515       1,163,002                 --

     Due from affiliate                                                                     --          15,137                 --

     Other                                                                                  --              --             23,203

Prepaid Expenses                                                                       36,807           12,607             11,945
                                                                                 -------------    -------------    ---------------
       Total Assets                                                               278,701,745       46,529,041         33,654,862
                                                                                 -------------    -------------    ---------------
LIABILITIES:

Payable for fund shares redeemed                                                      308,052          143,742             92,109

Payable to custodian                                                                       --               --            370,497

Investment securities purchased                                                            --          250,000                 --
Other accrued expenses and liabilities                                                299,281           37,772             75,569
                                                                                --------------   --------------   ----------------
       Total Liabilities                                                              607,333          431,514            538,175
                                                                                --------------   --------------   ----------------
NET ASSETS                                                                      $ 278,094,412    $  46,097,527    $    33,116,687
                                                                                ==============   ==============   ================

Net Assets consist of:
     Paid-in capital                                                            $ 116,267,519    $  55,427,897    $    41,249,626
     Undistributed (overdistributed) net investment income                            879,408          332,532            (62,558)
     Accumulated net realized gains (losses) on investments                        81,118,469      (10,821,320)        (8,326,193)
     Net unrealized appreciation of investments                                    79,829,016        1,158,418            255,812
                                                                                --------------   --------------   ----------------
       Net Assets                                                               $ 278,094,412    $  46,097,527    $    33,116,687
                                                                                ==============   ==============   ================
Class A:
     Net assets                                                                 $ 257,200,809    $  26,465,703    $    32,418,501
     Shares authorized ($0.10, $1.00 and $0.00 par value, respectively)            80,000,000       80,000,000      1,000,000,000
     Shares outstanding                                                            13,793,169        3,972,187          2,544,430
     Net asset value and redemption price per share                             $       18.65    $        6.66    $         12.74
     Maximum offering price per share(1)                                        $       19.79    $        6.99    $         13.38
Class B:
     Net assets                                                                 $  17,854,684    $  14,864,532    $       673,360
     Shares authorized ($0.10, $1.00 and $0.00 par value, respectively)            80,000,000       80,000,000      1,000,000,000
     Shares outstanding                                                               961,355        2,234,564             52,907
     Net asset value, redemption and offering price per share(2)                $       18.57    $        6.65    $         12.73
Class M:
     Net assets                                                                 $   3,038,919    $   4,767,292    $        24,826
     Shares authorized ($0.10, $1.00 and $0.00 par value, respectively)            40,000,000       40,000,000      1,000,000,000
     Shares outstanding                                                               163,280          716,507              1,947
     Net asset value and redemption price per share                             $       18.61    $        6.65    $         12.75
     Maximum offering price per share(3)                                        $       19.28    $        6.87    $         13.18

-----------------------
(1) Maximum offering price is computed at 100/94.25 of net asset value for MagnaCap Fund and 100/95.25 of net asset value for High Yield Fund and Government Securities Income Fund. On purchases of $50,000 or more the offering price is reduced.
(2) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.
(3) Maximum offering price is computed at 100/96.50 of net asset value for MagnaCap Fund and 100/96.75 of net asset value for High Yield Fund and Government Securities Income Fund. On purchases of $50,000 or more the offering price is reduced.

                See Accompanying Notes to Financial Statements

                                         Pilgrim America Elite Series
---------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Six Months Ended December 31, 1996 (Unaudited)
---------------------------------------------------------------------------------------------------------------
                                                                                                   Government
                                                           MagnaCap           High Yield           Securities
                                                             Fund                Fund             Income Fund
                                                       -----------------    ---------------      --------------
Investment Income:
    Interest                                           $        335,740     $     1,732,726      $    1,295,660

    Dividends                                                 2,636,219                  --                  --
                                                       ----------------     ---------------      --------------
      Total investment income                                 2,971,959           1,732,726           1,295,660
                                                       ----------------     ---------------      --------------
Expenses:
    Investment management fees                                1,035,397             115,952              91,041
    Distribution expenses
      Class A Shares                                            377,494              27,280              45,035
      Class B Shares                                             74,194              39,194               1,791
      Class M Shares                                              9,535               9,216                 113
    Transfer agent and registrar fees                           294,400              26,617              32,599
    Recordkeeping and pricing fees                               68,871               7,722               8,081
    Professional fees                                            52,298              10,862              20,893
    Custodian fees                                               38,687              11,402              14,603
    Reports to shareholders                                      25,069               4,444               6,418
    Registration and filing fees                                 23,453              14,715              15,271
    Directors' fees                                              15,984                 816               4,244
    Insurance expense                                            13,916               1,138               2,174
    Miscellaneous expenses                                       11,130               3,210               4,607
                                                       ----------------     ---------------      --------------
      Total expenses                                          2,040,428             272,568             246,870
                                                       ----------------     ---------------      --------------
    Less:

      Waived and reimbursed fees                                      -             (76,429)            (12,016)

      Earnings credits                                             (725)             (4,686)                 --
                                                       ----------------     ---------------      --------------
      Net expenses                                            2,039,703             191,453             234,854
                                                       ----------------     ---------------      --------------
      Net investment income                                     932,256           1,541,273           1,060,806
                                                       ----------------     ---------------      --------------

REALIZED AND UNREALIZED GAINS
    (LOSSES) FROM INVESTMENTS:
    Net realized gains (losses) from investments             59,740,369             544,337            (119,482)
    Net change in unrealized appreciation
      (depreciation) of investments                         (29,754,219)            822,431             582,157
                                                       ----------------     ---------------      --------------
    Net gain from investments                                29,986,150           1,366,768             462,675
                                                       ----------------     ---------------      --------------
      Net increase in net assets
          resulting from operations                     $    30,918,406     $     2,908,041      $    1,523,481
                                                       ================     ===============      ==============

                See Accompanying Notes to Fianncial Statements

                                                   Pilgrim America Elite Series
------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Government Securities
                                        MagnaCap Fund                    High Yield Fund                    Income Fund
                               -------------------------------    -------------------------------   --------------------------------
                                 Six Months                        Six Months                        Six Months
                                   Ended                              Ended                            Ended
                                December 31,      Year Ended      December 31,        Year Ended      December 31,      Year Ended
                               1996 (Unaudited)  June 30, 1996    1996 (Unaudited)  June 30, 1996    1996 (Unaudited)  June 30, 1996
                               ---------------   -------------    ----------------  -------------   -----------------  -------------
Increase in net assets
    from operations:
Net investment income            $    932,256      $  1,259,836     $ 1,541,273       $ 1,610,614         $ 1,060,806   $ 2,426,793
Net realized gain (loss)
    from investments               59,740,369        25,045,352         544,337           733,725            (119,482)      341,589
Net change in unrealized
    appreciation (depreciation)
    of investments                (29,754,219)       17,314,574         822,431          (338,649)            582,157    (1,342,713)
                                 ------------      ------------     -----------       -----------         -----------   -----------
Net increase in net assets
    resulting from operations      30,918,406        43,619,762       2,908,041         2,005,690           1,523,481     1,425,669
                                 ------------      ------------     -----------       -----------         -----------   -----------
Distributions
    to shareholders:
Net investment income:
    Class A shares                 (1,324,598)         (913,179)       (975,361)       (1,398,592)         (1,114,035)   (2,425,905)
    Class B shares                                          (76)       (293,362)          (44,230)             (8,512)         (766)
    Class M shares                     (3,788)              (11)        (94,898)          (13,477)               (817)         (122)
Net realized gains:
    Class A shares                         --        (3,522,486)             --                --                  --            --
    Class B shares                         --           (24,792)             --                --                  --            --
    Class M shares                         --            (3,493)             --                --                  --            --
Tax return of capital:
    Class A shares                         --               --               --                --                  --      (183,721)
    Class B shares                                                           --                --                  --            --
    Class M shares                                                           --                --                  --            --
                                 ------------      ------------     -----------       -----------         -----------   -----------
Total distributions                (1,328,386)       (4,464,037)     (1,363,621)       (1,456,299)         (1,123,364)   (2,610,514)
                                 ------------      ------------     -----------       -----------         -----------   -----------
Capital share transactions:
Net proceeds from sale of shares   45,714,016        71,233,884      24,219,193         7,992,192           1,040,148     4,809,688
Shares resulting from dividend
    reinvestment                    1,030,286         3,475,640         615,772           617,676             471,023       985,701
Cost of shares redeemed           (46,103,094)      (77,332,069)     (2,589,726)       (2,801,277)         (7,644,710)   (9,391,713)
                                 ------------      ------------     -----------       -----------         -----------   -----------

Net increase (decrease) in net
    assets resulting from capital
    share transactions                641,208        (2,622,545)     22,245,239         5,808,591          (6,133,539)   (3,596,324)
                                 ------------      ------------     -----------       -----------         -----------   -----------
Net increase (decrease) in
    net assets                     30,231,228        36,533,180      23,789,659         6,357,982          (5,733,422)   (4,781,169)
                                 ------------      ------------     -----------       -----------         -----------   -----------
Net assets, beginning of period   247,863,184       211,330,004      22,307,868        15,949,886          38,850,109    43,631,278
                                 ------------      ------------     -----------       -----------         -----------   -----------
Net assets, end of period *      $278,094,412      $247,863,184     $46,097,527       $22,307,868         $33,116,687   $38,850,109
                                 ============      ============     ===========       ===========         ===========   ===========
*   Including undistributed
    (overdistributed) net
    investment income of:        $    879,408      $  1,275,538     $   332,532       $   154,880         $   (62,558)  $         0
                                 ============      ============     ===========       ===========         ===========   ===========

                See Accompanying Notes to Financial Statements

                                                 Pilgrim America MagnaCap Fund
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------------------------------------------------------
                                                                                CLASS A
                                   -----------------------------------------------------------------------------------------------
                                    Six Months
                                       Ended
                                    December 31,                                  Year Ended June 30,
                                       1996          -----------------------------------------------------------------------------
                                    (Unaudited)           1996          1995(a)           1994            1993            1992
                                   -------------     -------------   -------------   -------------   -------------   -------------
Per Share Operating
    Performance
Net asset value, beginning
    of period                      $    16.69        $    14.03       $   12.36      $    12.05      $    11.98      $    10.93
Income from investment
    operations:
    Net investment income                0.06              0.09            0.12            0.15            0.14            0.13
    Net realized and
      unrealized gain
      on investments                     1.99              2.87            2.29            0.89            0.82            1.16
                                     -------------     -------------   -------------   -------------   -------------   ------------
      Total from investment
          operations                     2.05              2.96            2.41            1.04            0.96            1.29
                                     -------------     -------------   -------------   -------------   -------------   ------------
Less distributions from:
    Net investment income                0.09              0.06            0.14            0.14            0.12            0.24
    Realized gains on investment          --               0.24            0.60            0.59            0.77             --
                                     -------------     -------------   -------------   -------------   -------------   ------------
      Total distributions                0.09              0.30            0.74            0.73            0.89            0.24
                                     -------------     -------------   -------------   -------------   -------------   ------------
Net asset value, end of period     $    18.65        $    16.69       $   14.03      $    12.36      $    12.05      $    11.98
                                     =============     =============   =============   =============   =============   ============
Total Return (c)                        12.38%            21.31%          20.61%           9.13%           8.21%          11.93%
Ratios/Supplemental Data
Net assets, end
  of period (000's)                $  257,201        $  235,393       $ 211,330      $  190,435      $  197,250      $  196,861
Ratios to average net assets:
    Expenses                             1.47%(d)          1.68%           1.59%           1.53%           1.53%           1.60%
    Net investment income                0.73%(d)          0.54%           0.98%           1.16%           1.09%           1.20%
Portfolio turnover rate                    58%               15%              6%              7%             36%             49%

                                                   CLASS B                        CLASS M
                                       ----------------------------    --------------------------
                                       Six Months                      Six Months
                                           Ended         July 17,         Ended         July 17,
                                        December 31,    1995(b) to      December 31,    1995(b) to
                                           1996          June 30,          1996         June 30,
                                        (Unaudited)        1996         (Unaudited)       1996
                                       ------------    ------------    -----------     ----------
Per Share Operating
    Performance
Net asset value, beginning
    of period                         $      16.59    $      14.22     $    16.63      $   14.22
Income from investment
    operations:
    Net investment income                     0.01            0.06           0.03           0.08
    Net realized and
      unrealized gain
      on investments                          1.97            2.61           1.98           2.63
                                       ------------    ------------    -----------     ----------
      Total from investment
          operations                          1.98            2.67           2.01           2.71
                                       ------------    ------------    -----------     ----------
Less distributions from:
    Net investment income                       --            0.06           0.03           0.06
    Realized gains on investment                --            0.24             --           0.24
                                       ------------    ------------    -----------     ----------
      Total distributions                       --            0.30           0.03           0.30
                                       ------------    ------------    -----------     ----------
Net asset value, end of period        $      18.57     $     16.59     $    18.61      $   16.63
                                       ============    ============    ===========     ==========
Total Return (c)                             11.93%          18.98%         12.11%         19.26%
Ratios/Supplemental Data
Net assets, end
  of period (000's)                   $     17,855     $    10,509     $    3,039      $   1,961
Ratios to average net assets:
    Expenses                                  2.16%(d)        2.38%(d)       1.91%(d)       2.13%(d)
    Net investment income                     0.08%(d)        0.07%(d)       0.33%(d)       0.32%(d)
Portfolio turnover rate                         58%             15%            58%            15%

-----------------------
(a) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(b)   Commencement of offering of shares.
(c) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(d)   Annualized.

                   See Accompanying Notes to Financial Statements

                                                 Pilgrim America High Yield Fund
---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
---------------------------------------------------------------------------------------------------------------------------------
                                                                               CLASS A
                                       ------------------------------------------------------------------------------------------
                                        Six Months                        Eight
                                          Ended            Year          Months
                                       December 31,        Ended          Ended                  Year Ended October 31,
                                           1996          June 30,       June 30,        -----------------------------------------
                                       (Unaudited)         1996        1995(a)(b)           1994          1993           1992
                                       -------------    ------------   ------------     -------------  ------------   -----------
Per Share Operating Performance
Net asset value, beginning of period   $        6.36    $       6.15   $       5.95     $        6.47  $       5.77   $      5.70
Income (loss) from investment
    operations:
    Net investment income                       0.31            0.59           0.35              0.54          0.53          0.63
    Net realized and unrealized
      gain (loss) on investments                0.29            0.16           0.21             (0.51)         0.70          0.07
                                       -------------    ------------   ------------     -------------  ------------   -----------
      Total from investment operations          0.60            0.75           0.56              0.03          1.23          0.70
                                       -------------    ------------   ------------     -------------  ------------   -----------
Less distributions from:
    Net investment income                       0.30            0.54           0.36              0.55          0.53          0.63
    Realized gains on investments                 --              --             --                --            --            --
                                       -------------    ------------   ------------     -------------  ------------   -----------
      Total distributions                       0.30            0.54           0.36              0.55          0.53          0.63
                                       -------------    ------------   ------------     -------------  ------------   -----------
Net asset value, end of period         $        6.66    $       6.36   $       6.15     $        5.95  $       6.47   $      5.77
                                       =============    ============   ============     =============  ============   ===========
Total Return (d)                                9.69%          12.72%          9.77%             0.47%        22.12%        12.65%

Ratios/Supplemental Data
Net assets, end of period (000's)      $      26,466    $     18,691   $     15,950     $      16,046  $     18,797   $    17,034
Ratios to average net assets:
    Expenses (e)(f)(g)                          1.00%(h)        1.00%          2.25%(h)          2.00%         2.02%         2.03%
    Net investment income (e)(f)(g)             9.85%(h)        9.46%          8.84%(h)          8.73%         8.36%        10.93%
Portfolio turnover rate                          228%            399%           166%              192%          116%          193%

                                                       CLASS B                        CLASS M
                                             -----------------------------    ---------------------------
                                              Six Months                      Six Months
                                                Ended           July 17,         Ended         July 17,
                                             December 31,      1995(c) to      December 31,   1995(c) to
                                                 1996           June 30,          1996         June 30,
                                              (Unaudited)         1996         (Unaudited)       1996
                                             -------------     -----------     -----------    -----------
Per Share Operating Performance
Net asset value, beginning of period         $        6.36     $      6.20     $      6.36    $      6.20
Income (loss) from investment
    operations:
    Net investment income                             0.29            0.48            0.30           0.50
    Net realized and unrealized
      gain (loss) on investments                      0.28            0.14            0.28           0.14
                                             -------------     -----------     -----------    -----------
      Total from investment operations                0.57            0.62            0.58           0.64
                                             -------------     -----------     -----------    -----------
Less distributions from:
    Net investment income                             0.28            0.46            0.29           0.48
    Realized gains on investments                       --              --              --             --
                                             -------------     -----------     -----------    -----------
      Total distributions                             0.28            0.46            0.29           0.48
                                             -------------     -----------     -----------    -----------
Net asset value, end of period               $        6.65     $      6.36     $      6.65    $      6.36
                                             =============     ===========     ===========    ===========
Total Return (d)                                      9.18%          10.37%           9.30%         10.69%

Ratios/Supplemental Data
Net assets, end of period (000's)            $      14,865     $     2,374     $     4,767    $     1,243
Ratios to average net assets:
    Expenses (e)(f)(g)                                1.75%(h)        1.75%(h)        1.50(h)        1.50%(h)
    Net investment income (e)(f)(g)                   9.00%(h)        9.02%(h)        9.26(h)        9.41%(h)
Portfolio turnover rate                                228%            339%            228%           339%

------------------------
(a) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April
      7, 1995.
(b)   Effective November 1, 1994, High Yield Fund changed its year end to
      June 30.
(c)   Commencement of offering of shares.
(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.

(e) Prior to the waiver and reimbursement of expenses, and for the period ended December 31, 1996, the annualized ratios of expenses to average net assets were 1.38%, 2.34% and 2.10% and the annualized ratios of net investment income to average net assets were 9.44%, 8.38% and 8.62% for Class A, B and M shares, respectively.
(f) Prior to the waiver and reimbursement of expenses, and for the period ended June 30, 1996, the ratios of expenses to average net assets were 2.19%, 2.94%(h) and 2.96%(h) and the ratios of net investment income to average net assets were 8.27%, 8.05%(h) and 8.51%(h), for Class A, B and M shares, respectively.
(g) Prior to the waiver of expenses, the ratio of expenses to average net assets was 2.35%(h) in 1995 and 2.07% in 1994 for Class A shares. Prior to the waiver of expenses, the ratio of net investment income to average net assets was 8.74%(h) in 1995 and 8.66% in 1994 for Class A shares.
(h)   Annualized.

                See Accompanying Notes to Financial Statements

                                             Pilgrim Government Securities Income Fund
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A
                                           ----------------------------------------------------------------------------------------
                                           Six Months
                                              Ended
                                           December 31,                                Year Ended June 30,
                                              1996           ----------------------------------------------------------------------
                                           (Unaudited)           1996         1995(a)         1994          1993(c)        1992
                                           ------------      -----------    ----------     ----------     ----------    -----------
Per Share Operating Performance
Net asset value, beginning of period          $   12.59        $   12.97     $   12.73      $   13.96      $   13.76        $ 13.76
Income (loss) from investment operations:
    Net investment income                          0.35             0.75          0.84           0.84           1.13           1.19
    Net realized and unrealized
      gain (loss) on investments                   0.19            (0.32)         0.24          (1.17)          0.18             --
                                              ---------        ---------     ---------      ---------      ---------        -------
      Total from investment operations             0.54             0.43          1.08          (0.33)          1.31           1.19
                                              ---------        ---------     ---------      ---------      ---------        -------
Less distributions from:
    Net investment income                          0.39             0.75          0.84           0.90           1.11           1.19
    Tax return of capital                            --             0.06            --             --             --             --
                                              ---------        ---------     ---------      ---------      ---------        -------
      Total distributions                          0.39             0.81          0.84           0.90           1.11           1.19
                                              ---------        ---------     ---------      ---------      ---------       --------
Net asset value, end of period                  $ 12.74        $   12.59     $   12.97      $   12.73      $   13.96       $  13.76
                                              =========        =========     =========      =========      =========       ========
Total Return (d)                                   4.34%            3.34%         8.96%         (2.50)%         9.82%          8.98%
Ratios/Supplemental Data
Net assets, end of period (000's)              $ 32,419         $ 38,753      $ 43,631       $ 61,100       $ 87,301       $ 96,390
Ratios to average net assets:
    Expenses (e)(f)(g)                             1.28%(h)         1.51%         1.40%          1.21%          1.12%          1.10%
    Net investment income (e)(f)(g)                5.84%(h)         5.84%         6.37%          6.44%          8.06%          8.59%
Portfolio turnover rate                              95%             170%          299%           402%           466%           823%

                                                               CLASS B                       CLASS M
                                                      -------------------------      -------------------------
                                                      Six Months                     Six Months
                                                        Ended        July 17,          Ended        July 17,
                                                      December 31,   1995(b) to      December 31,   1995(b) to
                                                         1996         June 30,          1996         June 30,
                                                      (Unaudited)      1996          (Unaudited)      1996
                                                      ----------     ---------       ----------     ----------
Per Share Operating Performance
Net asset value, beginning of period                     $ 12.59      $ 12.95           $ 12.59        $ 12.95
Income (loss) from investment operations:
    Net investment income                                   0.28         0.66              0.36           0.68
    Net realized and unrealized
      gain (loss) on investments                            0.15        (0.37)             0.16          (0.36)
                                                       ---------     --------           -------        -------
      Total from investment operations                      0.43         0.29              0.52           0.32
                                                       ---------     --------           -------        -------
Less distributions from:
    Net investment income                                   0.29         0.65              0.36           0.68
    Tax return of capital                                    --           --                 --             --
                                                       ---------     --------           -------        -------
      Total distributions                                   0.29         0.65              0.36           0.68
                                                       ---------     --------           --------       -------
Net asset value, end of period                           $ 12.73      $ 12.59           $ 12.75        $ 12.59
                                                       =========     ========           ========       =======
Total Return (d)                                            3.91%        2.25%             4.16%          2.52%
Ratios/Supplemental Data
Net assets, end of period (000's)                        $  6.73      $    73           $    25        $    24
Ratios to average net assets:
    Expenses (e)(f)(g)                                      1.94%(h)     2.26%(h)          1.80%(h)       2.01%(h)
    Net investment income (e)(f)(g)                         4.96%(h)     4.98%(h)          5.36%(h)       5.73%(h)
Portfolio turnover rate                                       95%         170%               95%           170%

------------------------
(a) Pilgrim America Investments, Inc., the Fund's Investment Manager, acquired assets of Pilgrim Management Corporation, the Fund's former Investment Manager, in a transaction that closed on April 7, 1995.
(b)   Commencement of offering of shares.
(c) During this period, average daily borrowing were $11,038,044, average monthly shares outstanding were 6,429,755 and average daily borrowings per share were $1.72. The Fund earned income and realized capital gains as a result of entering into reverse repurchase agreements during the six months from July to December 1992. Such transactions constituted borrowing transactions and, as a result, the Fund exceeded its 10% borrowing limitations during that period. Therefore, the Fund's performance was higher than it would have been had the Fund adhered to its investment restrictions. This borrowing technique was discontinued subsequent to December 1992, until April 4, 1995, when shareholders approved changes in the Fund's investment policies.

(d) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return information for less than one year is not annualized.
(e) Prior to the waiver and reimbursement of expenses, and for the period ended December 31, 1996, the annualized ratios of expenses to average net assets were 1.35%, 2.07 and 1.86% and the annualized ratios of net investment income to average net assets were 5.77%, 4.83% and 5.30% for Class A, B and M shares, respectively.
(f) Prior to the waiver and reimbursement of expenses, and for the period ended June 30, 1996, the ratios of expenses to average net assets were 1.57%, 2.41%(h) and 2.16%(h), and the ratios of net investment income to average net assets were 5.74%, 4.83%(h) and 5.58%(h) for Class A, B and M shares, respectively.
(g) Prior to the waiver expenses, and for the period ended June 30, 1995, the ratio of expenses to average net assets was 1.54%, and the ratio of net investment income to average net assets was 6.23% for Class A shares.
(h)   Annualized.

                See Accompanying Notes to Financial Statements

                          Pilgrim America Elite Series

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------


(1) Significant Accounting Policies

Organization. Pilgrim America Elite Series ("Elite Series" or the "Company") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Elite Series consists of three separate diversified open-end investment company funds. The Pilgrim America MagnaCap Fund ("MagnaCap Fund"), Pilgrim America High Yield Fund ("High Yield Fund") and Pilgrim Government Securities Income Fund ("Government Securities Income Fund"), are collectively referred to as the "Funds", each with its own investment objective and policies. MagnaCap Fund and High Yield Fund are series of Pilgrim America Investment Funds, Inc., which is a registered investment company that was organized as a Maryland corporation in July 1969. Government Securities Income Fund is the single series of Pilgrim Government Securities Income Fund, Inc., which is a registered investment company that was organized as a California corporation in May 1984.

Prior to July 17, 1995, each Fund issued only Class A shares. Subsequently, each Fund offers three classes of shares, Class A, Class B and Class M. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structure and ongoing distribution fees. In addition, Class B shares, along with their prorata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices. U.S. government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at fair value as determined by policies set by the Board of Directors. Short- term investments are valued at amortized cost which when combined with accrued interest, approximates market value.

B.  Security  Transactions and Revenue  Recognition.  Securities  transactions are recorded on the trade date. Realized gain or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date.

C.  Distributions  to   Shareholders.   The  Funds  record   distributions  to
    their   shareholders  on  the  ex-date. Distributions  from income are declared by MagnaCap Fund on a semi-annual basis and on a monthly basis for High Yield Fund and Government Securities Income Fund. Distributions from capital gains, if any, are declared on at least an annual basis. The amount of distributions from net investment income, and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassifid within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

                          Pilgrim America Elite Series

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

D. Federal Income Taxes. The Company's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investments companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net capital gains, each Fund intends not to be subject to any federal excise tax.

    Capital loss carryforwards were as follows at June 30, 1996:

                                                                    Amount                Expiration Date
                                                                    ------                ---------------
    MagnaCap Fund                                               $                               N/A

    High Yield Fund                                                9,493,815                 1997-2003
    Government Securities Income Fund                              8,206,711                 1997-2003

    The Board of Directors intends to offset net capital gains with each capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distributions shall be made until the capital loss carryforward has been fully utilized or expires.

E. Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principals. Actual results could differ from these estimates.

F. Repurchase Agreements. Each Fund may invest any portion of its assets otherwise invested in money market instruments in U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Such repurchase agreements will be made only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of these repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount invested by the Fund, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral.

(2)   Investment Management Fee and Other Transactions with Affiliates

As of April 7, 1995, Express America Holdings Corporation ("Express America") acquired the rights to manage and distribute the Funds, and the rights to manage two closed-end funds (collectively the "Acquired Funds"). In connection with the acquisition, Pilgrim America Group, Inc. ("PAG") was formed as a wholly owned subsidiary of Express America.

                          Pilgrim America Elite Series

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------


Each of the Funds has entered into an Investment Management Agreement with Pilgrim America Investments, Inc. ("the Manager"), a wholly owned subsidiary of PAG. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, at the following annual rates: MagnaCap Fund pays the Manager a fee at an annual rate of 1.00% of the Fund's average daily net assets up to $30 million; 0.75% of the average daily net assets above $30 million to $250 million; 0.625% of the average daily net assets above $250 million to $500 million; and 0.50% of the average daily net assets in excess of $500 million. High Yield Fund pays the Manager a fee at an annual rate of 0.75% of the Fund's average daily net assets on the first $25 million of net assets; 0.625% of the average daily net assets over $25 million to $100 million; 0.50% of the average daily net assets over $100 million to $500 million; and 0.40% of the average daily net assets in excess of $500 million. Effective July 1, 1995, the Investment Manager has voluntarily agreed to waive all or a portion of its fees and reimburse operating expenses of the High Yield Fund, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, so that total operating expenses do not exceed 1.00% for Class A, 1.75% for Class B and 1.50% for Class M. This expense limitation will apply until June 30, 1997. At December 31, 1996, High Yield Fund accrued $15,137 as a reimbursement due from the Manager for such excess expenses. Government Securities Income Fund pays the Manager a fee at an annual rate of 0.50% of the Fund's average daily net assets up to $500 million; 0.45% of the average daily net assets above $500 million to $1 billion; and 0.40% of the average daily net assets in excess $1 billion. The Manager has agreed to reimburse the Government Securities Income Fund for all gross operating costs and expenses of the Fund, excluding any interest, taxes, brokerage commissions, amortization of organizational expenses, extraordinary expenses, and distribution fees which exceed 1.50% of the Fund's average daily net assets on the first $40 million of net assets and 1.00% of average daily net assets in excess of $40 million for any one fiscal year. At December 31, 1996 there was no reimbursement due from the Manager for such excess expenses.

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby Pilgrim America Securities, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' share. Pursuant to the 12b-1 Plans, the Distributor is entitled to payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including the printing of prospectuses and reports used for sales purposes, expenses of preparation and printing of sales literature and other such distribution related expenses, including any distribution or service fees paid to securities dealers who have executed a distribution agreement with the Distributor.

Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor at the annual rate of 0.30% of the average daily net assets of Class A for MagnaCap Fund and 0.25% of the average daily net assets of Class A for High Yield Fund and Government Securities Income Fund. MagnaCap Fund, High Yield Fund and Government Securities Income Fund pay an annual rate of 1.00% and 0.75% of the average daily net assets of Class B and Class M shares, respectively.

                          Pilgrim America Elite Series

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

(3)  Investment Transactions

For the six months ended December 31, 1996, the cost of purchases and proceeds from the sales of securities were as follows:

                                                                                                Government Securities
                                               MagnaCap Fund             High Yield Fund             Income Fund
                                               -------------             ---------------             -----------
U.S. Government Obligations:

     Purchases                              $     --                   $       --                $   33,580,880
     Sales                                        --                           --                    36,202,187

Other Securities:

     Purchases                                  146,897,450                88,657,494                   --
     Sales                                      150,639,040                67,574,981                   --

(4)  Capital Shares

Transactions in capital shares and dollars were as follows:

                                       Class A Shares                 Class B Shares              Class M Shares
                               ------------------------------  ---------------------------  --------------------------
                                Six Months         Year        Six Months        Year        Six Months      Year
                                   Ended          Ended           Ended         Ended          Ended         Ended
                                December 31,     June 30,      December 31,    June 30,     December 31,   June 30,
                                   1996            1996           1996           1996           1996         1996
                               -------------- ---------------  ------------  -------------  ------------- ------------
MagnaCap Fund (Shares)
Shares sold                        2,066,307       3,769,994       455,790        641,789         65,053      130,015
Shares issued as reinvestments
     of dividends                     61,506         222,032             0          1,560            224          221
Shares redeemed                  (2,441,812)     (4,943,794)     (127,992)        (9,792)       (19,930)     (12,303)
                               -------------- ---------------  ------------  -------------  ------------- ------------
Net increase (decrease) in
     shares outstanding            (313,999)       (951,768)       327,798        633,557         45,347      117,933
                               ============== ===============  ============  =============  ============= ============


MagnaCap Fund ($)
Shares sold                      $36,430,330   $  58,716,766    $8,118,789    $10,409,316     $1,166,897   $2,107,802
Shares issued as reinvestments
     of dividends                  1,026,548       3,447,447             0         24,690          3,738        3,503
Shares redeemed                 (43,364,630)    (76,979,255)   (2,369,374)      (160,454)      (369,089)    (192,360)
                               -------------- ---------------  ------------  -------------  ------------- ------------
Net increase (decrease) in
     shares outstanding        $ (5,907,752)   $(14,815,042)    $5,749,415    $10,273,552    $   801,546   $1,918,945
                               ============== ===============  ============  =============  ============= ============

High Yield Fund (Shares)
Shares sold                        1,265,154         667,265     1,923,430        391,688        529,723      198,769
Shares issued as reinvestments
     of dividends                     70,040          94,111        17,978          3,272          7,367        1,190
Shares redeemed                    (300,719)       (416,380)      (80,369)       (21,435)       (16,090)      (4,452)
                               -------------- ---------------  ------------  -------------  ------------- ------------
Net increase in
     shares outstanding            1,034,475         344,996     1,861,039        373,525        521,000      195,507
                               ============== ===============  ============  =============  ============= ============

                          Pilgrim America Elite Series

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                      Class A Shares                 Class B Shares                Class M Shares
                               ------------------------------  ----------------------------   --------------------------
                                Six Months         Year         Six Months        Year        Six Months       Year
                                   Ended          Ended            Ended         Ended           Ended         Ended
                                December 31,     June 30,       December 31,    June 30,      December 31,   June 30,
                                   1996            1996            1996           1996           1996          1996
                               -------------- ---------------  -------------- -------------   ------------  ------------
High Yield Fund ($)
Shares sold                     $  8,255,848  $    4,248,850     $12,504,194  $  2,485,160     $2,459,151    $1,258,182
Shares issued as reinvestments
     of dividends                    451,711         589,405         116,348        20,744         47,714         7,527
Shares redeemed                  (1,960,128)     (2,637,070)       (524,227)     (135,908)      (105,371)      (28,299)
                               -------------- ---------------  -------------- -------------   ------------  ------------
Net increase in shares
     outstanding                $  6,747,431  $    2,201,185     $12,096,315  $  2,369,996     $2,401,494    $1,237,410
                               ============== ===============  ============== =============   ============  ============

Government Securities
     Income Fund (Shares)

Shares sold                           32,911         368,928          48,581         5,776            802         1,862
Shares issued as reinvestments
     of dividends                     37,094          76,541             255            23             65            10
Shares redeemed                    (603,573)       (731,172)         (1,728)             0          (792)             0
                               -------------- ---------------  -------------- -------------   ------------  ------------
Net increase (decrease) in
     shares outstanding            (533,568)       (285,703)          47,108         5,799             75         1,872
                               ============== ===============  ============== =============   ============  ============

Government Securities
     Income Fund ($)
Shares sold                    $     416,759  $    4,712,654   $     613,353  $     73,517    $    10,035   $    23,517
Shares issued as reinvestments
     of dividends                    466,992         985,290           3,215           292            816           119
Shares redeemed                  (7,613,274)     (9,391,713)        (21,437)             0       (10,000)             0
                               -------------- ---------------  -------------- -------------   ------------  ------------
Net increase (decrease) in
     shares outstanding        $ (6,729,523)  $  (3,693,769)   $     595,131        73,809    $       851   $    23,636
                               ============== ===============  ============== =============   ============  ============


(5)   Custodial Agreement

Investors Fiduciary Trust Company (IFTC) serves as the Funds' custodian and recordkeeper. Custody fees paid to IFTC are reduced by an earnings credit based on the cash balances held by IFTC for each of the Funds. For the six months ended December 31, 1996, MagnaCap Fund, High Yield and Government Securities Income Fund received earnings credits of $725, $4,686 and $0, respectively.

                         Pilgrim America MagnaCap Fund

------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
As of December 31, 1996 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------

                                                          COMMON STOCKS: 97.0%
                                                                                                                       Market
            Shares                                                                                                      Value
            ------                                                                                                      -----
                                Banks:  1.8%
            98,000              CoreStates Financial Corp.                                                      $   5,083,750
                                                                                                                --------------

                                Chemicals:  4.3%
            60,000              DuPont, (E.I.) DeNemours & Co.                                                      5,662,500
           100,000              Sigma Aldrich Corp.                                                                 6,243,750
                                                                                                                --------------
                                                                                                                   11,906,250
                                                                                                                --------------
                                Chemicals-Diversified:  4.6%
            70,000              Millipore Corp.                                                                     2,896,250
           131,600              PPG Industries, Inc.                                                                7,386,050
           100,000              Pall Corp.                                                                          2,550,000
                                                                                                                --------------
                                                                                                                   12,832,300
                                                                                                                --------------
                                Communications:  1.6%
           175,000              Federal Signal Corp.                                                                4,528,125
                                                                                                                --------------

                                Computer Software & Services:  3.7%
           240,000              Automatic Data Processing, Inc.                                                    10,290,000
                                                                                                                --------------

                                Computer Systems:  3.4%
           140,000              Electronic Data Systems Corp.                                                       6,055,000
           100,000              Wallace Computer Services                                                           3,450,000
                                                                                                                --------------
                                                                                                                    9,505,000
                                                                                                                --------------
                                Cosmetics:  1.3%
            80,400              International Flavors & Fragrances, Inc.                                            3,618,000
                                                                                                                --------------

                                Drugs:  3.9%
           100,000              Bristol-Myers Squibb Co.                                                           10,875,000
                                                                                                                --------------


                                Drugstores:  3.5%
           235,000              Rite Aid Corp.                                                                      9,341,250
                                                                                                                --------------

                                Electrical Equipment:  3.6%
           228,200              Hubbell, Inc.                                                                       9,869,650
                                                                                                                --------------

                                Energy:  2.0%
            13,000              Amoco Oil Co.                                                                       1,046,500
           100,700              Elf Aquitane-ADR                                                                    4,556,675
                                                                                                                --------------
                                                                                                                    5,603,175
                                                                                                                --------------

                See Accompanying Notes to Financial Statements

                         Pilgrim America MagnaCap Fund

------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1996 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Market
            Shares                                                                                                      Value
            ------                                                                                                      -----
                                Energy Services:  1.9%
           100,000              Helmerich & Payne, Inc.                                                         $   5,212,500
                                                                                                                --------------

                                Food & Beverages:  6.3%
           270,000              Heinz (H.J.) Co.                                                                    9,652,500
            80,000              Hershey Foods Corp.                                                                 3,500,000
           150,000              Pepsico, Inc.                                                                       4,387,500
                                                                                                                --------------
                                                                                                                   17,540,000
                                                                                                                --------------
                                Foods:  3.5%
           260,000              Sara Lee Corp.                                                                      9,685,000
                                                                                                                --------------

                                Healthcare:  4.9%
           170,000              Abbott Laboratories                                                                 8,627,500
           140,000              Hillenbrand Industries                                                              5,075,000
                                                                                                                --------------
                                                                                                                   13,702,500
                                                                                                                --------------
                                Insurance:  9.1%
           275,000              AFLAC, Inc.                                                                        11,756,250
           120,000              Chubb Corp.                                                                         6,450,000
           100,000              UNUM Corp.                                                                          7,225,000
                                                                                                                --------------
                                                                                                                   25,431,250
                                                                                                                --------------
                                Leisure:  1.7%
           198,600              Brunswick Corp.                                                                     4,766,400
                                                                                                                --------------

                                Machinery & Equipment:  2.2%
           120,000              Dover Corp.                                                                         6,030,000
                                                                                                                --------------

                                Medical Equipment:  3.0%
           200,000              Baxter International                                                                8,200,000
                                                                                                                --------------


                                Office Products & Services:  3.9%
            94,000              Avery Dennison Corp.                                                                3,325,250
           150,000              Hewlett Packard                                                                     7,537,500
                                                                                                                --------------
                                                                                                                   10,862,750
                                                                                                                --------------
                                Oil-International Integrated:  2.9%
           125,000              Chevron Corp.                                                                       8,125,000
                                                                                                                --------------

                                Oil Well Equipment & Services:  2.7%
            74,500              Schlumberger Ltd.                                                                   7,440,688
                                                                                                                --------------

                See Accompanying Notes to Financial Statements

                         Pilgrim America MagnaCap Fund

------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1996 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Market
            Shares                                                                                                      Value
            ------                                                                                                      -----
                                Paper & Forest Products:  5.3%
           100,024              Kimberly-Clark Corp.                                                            $   9,527,286
            50,900              Mead Corp.                                                                          2,958,562
            54,500              Potlatch Corp.                                                                      2,343,500
                                                                                                                --------------
                                                                                                                   14,829,348
                                                                                                                --------------
                                Regional Banks:  2.1%
           112,800              Comerica, Inc.                                                                      5,907,900
                                                                                                                --------------

                                Restaurants:  3.4%
           210,000              McDonalds Corp.                                                                     9,502,500
                                                                                                                --------------

                                Retail:  5.5%
           200,000              Heilig-Meyers Co.                                                                   3,250,000
           100,000              Nordstrom, Inc.                                                                     3,537,500
           370,000              Wal-Mart Stores, Inc.                                                               8,463,750
                                                                                                                --------------
                                                                                                                   15,251,250
                                                                                                                --------------
                                Savings & Loans:  1.6%
           105,000              Charter One Financial, Inc.                                                         4,410,000
                                                                                                                --------------

                                Supermarkets:  2.2%
           175,000              Albertson's, Inc.                                                                   6,234,375
                                                                                                                --------------

                                Transportation:  1.1%
           200,000              Arnold Industries, Inc.                                                             3,175,000
                                                                                                                --------------
                                    Total Common Stocks (Cost $189,929,945)                                       269,758,961
                                                                                                                --------------

                                                        SHORT-TERM INVESTMENTS: 2.4%
         Principal
            Amount                                                                                                      Value
            ------                                                                                                      -----
                                Commercial Paper:  2.4%
        $6,590,000              Merrill Lynch Commercial Paper, 6.50% due 01/02/97                                  6,588,810
                                                                                                                --------------
                                    Total Short-Term Investments (Cost $6,588,810)                                  6,588,810
                                                                                                                --------------

                                Total Investments in Securities (Cost $196,518,755)*                    99.4%     276,347,771
                                Cash and Other Assets in Excess of Liabilities-Net                       0.6%       1,746,641
                                                                                                -------------   --------------
                                    Total Net Assets                                                   100.0%   $ 278,094,412
                                                                                                =============   ==============

------------------------------------
* Cost for federal income tax purposes is $196,518,755. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation                $  80,648,134
                   Gross Unrealized Depreciation                     (819,118)
                                                                --------------
                                Net Unrealized Appreciation     $  79,829,016
                                                                ==============

                See Accompanying Notes to Financial Statements

                         Pilgrim America High Yield Fund

--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
As of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------

                                                             CORPORATE BONDS: 94.5%
         Principal                                                                                                       Market
            Amount                                                                                                        Value
            ------                                                                                                        -----
                                 Advertising:  2.8%
          $750,000 (a)           Katz Media Corp., 10.500% due 01/15/07                                            $    772,500
           500,000               Lamar Advertising, 9.625% due 12/01/06                                                 517,500
                                                                                                                   -------------
                                                                                                                      1,290,000
                                                                                                                   -------------
                                 Automotive:  4.6%
           250,000 (a)           Blue Bird Body, 10.750% due 11/15/06                                                   262,500
           750,000               Collins & Aikman, 11.500% due 04/15/06                                                 819,375
         1,000,000 (a)           Euramax International, 11.250% due 10/01/06                                          1,035,000
                                                                                                                   -------------
                                                                                                                      2,116,875
                                                                                                                   -------------
                                 Broadcasting:  1.7%
           750,000 (a)           SFX Broadcasting, 10.750% due 05/15/06                                                 792,188
                                                                                                                   -------------

                                 Business Services:  1.8%
           750,000               Unisys Corp., 12.000% due 04/15/03                                                     806,250
                                                                                                                   -------------

                                 Chemicals:  5.1%
           500,000               Astor Corp., 10.500% due 10/15/06                                                      512,500
         1,000,000               NL Industries, 11.750% due 10/15/03                                                  1,063,750
           750,000               Trans-Resources, 11.875% due 07/01/02                                                  757,500
                                                                                                                   -------------
                                                                                                                      2,333,750
                                                                                                                   -------------
                                 Communications:  8.9%
           500,000 (a)           IXC Communications, 12.500% due 10/01/05                                               550,000
         1,000,000               Mobile Telecomm, 13.500% due 12/15/02                                                1,005,000
         1,000,000               Paging Network, 10.125% due 08/01/07                                                 1,022,500
           500,000               Phonetel Tech, 12.000% due 12/15/06                                                    516,250
           500,000               Pricellular Wire, 10.750% due 11/01/04                                                 521,250
           500,000               Pronet, Inc., 11.875% due 06/15/05                                                     477,500
                                                                                                                   -------------
                                                                                                                      4,092,500
                                                                                                                   -------------

                                 Consumer Products:  2.2%
         1,000,000 (a)           Scholastic Brand, 11.000% due 01/15/07                                               1,017,500
                                                                                                                   -------------

                                 Diversified Conglomerate:  2.0%
         1,000,000               Venture Holdings, 9.750% due 04/01/04                                                  915,000
                                                                                                                   -------------

                                 Entertainment:  1.7%
           750,000 (a)           All American Commercial, Inc., 10.875% due 10/15/01                                    762,172
                                                                                                                   -------------

                                 Financial:  1.1%
           500,000 (a)           Dollar Financial Group, 10.875% due 11/15/06                                           516,250
                                                                                                                   -------------

                See Accompanying Notes to Financial Statements

                         Pilgrim America High Yield Fund

--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------

         Principal                                                                                                       Market
            Amount                                                                                                        Value
            ------                                                                                                        -----
                                 Food Distributors:  1.7%
          $750,000               Chiquita Brands, 10.250% due 11/01/06                                             $    796,875
                                                                                                                   -------------

                                 Foods:  2.1%
         1,000,000               Specialty Foods, 10.250% due 08/15/01                                                  950,000
                                                                                                                   -------------

                                 Gaming:  7.0%
         1,000,000               Casino America, 12.500% due 08/01/03                                                   950,000
           500,000               Hollywood Casino Corp., 12.750% due 11/01/03                                           481,250
           500,000 (a)           Players International, 10.875% due 04/15/05                                            497,500
           500,000 (a)           Showboat Marina Casino, 13.500% due 03/15/03                                           550,000
           750,000               Trump Atlantic City, 11.250% due 05/01/06                                              742,500
                                                                                                                   -------------
                                                                                                                      3,221,250
                                                                                                                   -------------
                                 Home Building:  1.5%
           750,000               Presley Companies, 12.500% due 07/01/01                                                716,250
                                                                                                                   -------------

                                 Machinery & Equipment:  2.3%
         1,000,000 (a)           Tokheim Corp., 11.500% due 08/01/06                                                  1,061,250
                                                                                                                   -------------

                                 Manufacturing:  2.2%
           500,000 (a)           Clark Material, 10.750% due 11/15/06                                                   518,750
           500,000               Jordan Industries, 10.375% due 08/01/03                                                495,000
                                                                                                                   -------------
                                                                                                                      1,013,750
                                                                                                                   -------------
                                 Manufacturing/Electronic:  2.9%
           750,000               Advanced Micro Devices, 11.000% due 08/01/03                                           815,625
           500,000               Motors and Gears, Inc., 10.750% due 11/15/06                                           518,750
                                                                                                                   -------------
                                                                                                                      1,334,375
                                                                                                                   -------------
                                 Media & Entertainment:  16.0%
         1,000,000               Adelphia Communications, 12.500% due 05/15/02                                        1,027,500

         1,000,000               FrontierVision, 11.000% due 10/15/06                                                 1,000,000
         1,000,000               Galaxy Telecom, 12.375% due 10/01/05                                                 1,067,500
           500,000 (a)           Heartland Wireless, 14.000% due 10/15/04                                               517,500
         1,000,000 (a)           Lodgenet Entertainment, 10.250% due 12/15/06                                         1,000,000
           750,000               Rifkin Acquisition, 11.125% due 01/15/06                                               780,000
         1,000,000               Rogers Communication, Inc., 9.125% due 01/15/06                                        986,250
         1,000,000               Wireless One, Inc., 13.000% due 10/15/03                                               980,000
                                                                                                                   -------------
                                                                                                                      7,358,750
                                                                                                                   -------------
                                 Metals & Minerals:  4.6%
           500,000               Haynes International, Inc., 11.625% due 09/01/04                                       530,000
           500,000 (a)           Kaiser Aluminum & Chemical Co., 10.875% due 10/15/06                                   527,500
         1,000,000               Kaiser Aluminum & Chemical Co., 10.875% due 10/15/06                                 1,065,000
                                                                                                                   -------------
                                                                                                                      2,122,500
                                                                                                                   -------------

                See Accompanying Notes to Financial Statements

                         Pilgrim America High Yield Fund

--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------

         Principal                                                                                                       Market
            Amount                                                                                                        Value
            ------                                                                                                        -----
                                 Oil & Gas:  5.7%
        $1,000,000 (a)           Abraxas Petro, 11.500% due 11/01/04                                               $  1,075,000
         1,000,000               Petro PSC, 12.500% due 06/01/02                                                      1,015,000
           500,000 (a)           Plains Resources, Inc., 10.250% due 03/15/06                                           536,250
                                                                                                                   -------------
                                                                                                                      2,626,250
                                                                                                                   -------------
                                 Packaging Products:  1.6%
           750,000 (a)           Spinnaker Industies, Inc., 10.750% due 10/15/06                                        759,375
                                                                                                                   -------------

                                 Paper & Forest Products:  1.0%
           500,000               Riverwood International, 10.875% due 04/01/08                                          462,500
                                                                                                                   -------------

                                 Printing:  2.2%
           500,000               Goss Graphic Systems, Inc., 12.000% due 10/15/06                                       511,250
           500,000               MDC Communications, 10.500% due 12/01/06                                               510,000
                                                                                                                   -------------
                                                                                                                      1,021,250
                                                                                                                   -------------
                                 Restaurants:  1.1%
           500,000               Ameriking, Inc., 10.750% due 12/01/06                                                  520,000
                                                                                                                   -------------

                                 Retail:  4.1%
         1,000,000               CMI Industries, Inc., 9.500% due 10/01/03                                              940,000
           500,000               Hines Horticulture Series B, 11.750% due 10/15/05                                      532,500
           500,000               Kmart Corp., 7.950% due 02/01/23                                                       411,250
                                                                                                                   -------------
                                                                                                                      1,883,750
                                                                                                                   -------------
                                 Supermarkets:  4.5%
           500,000               DiGiorgio Corp., 12.000% due 02/15/03                                                  510,000
           750,000               Grand Union Co., 12.000% due 09/01/04                                                  791,250
           750,000               Jitney-Jungle Stores, 12.000% due 03/01/06                                             795,000
                                                                                                                   -------------
                                                                                                                      2,096,250
                                                                                                                   -------------

                                 Textile:  2.1%
         1,000,000               Reeves Industries, 11.000% due 07/15/02                                                967,500
                                                                                                                   -------------
                                    Total Corporate Bonds (Cost $42,395,942)                                         43,554,360
                                                                                                                   -------------

                See Accompanying Notes to Financial Statements

                         Pilgrim America High Yield Fund

--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------------------------------------------------------

                                                          SHORT-TERM INVESTMENTS: 0.8%
         Principal
            Amount                                                                                                        Value
            ------                                                                                                        -----
                                 Commercial Paper:  0.8%
          $385,000               Merrill Lynch Commerical Paper, 6.50%, due 01/02/97                               $    384,930
                                                                                                                   ------------
                                    Total Short-Term Investments (Cost $384,930)                                        384,930
                                                                                                                   ------------

                                 Total Investments in Securities (Cost $42,780,872)*                       95.3%     43,939,290
                                 Cash and Other Assets in Excess of Liabilities-Net                         4.7%      2,158,237
                                                                                                  --------------   ------------
                                    Total Net Assets                                                      100.0%   $ 46,097,527
                                                                                                  ==============   ============

------------------------------------

(a) Issues designated 144A.

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation                   $  1,193,676
                   Gross Unrealized Depreciation                        (35,258)
                                                                   ------------
                                 Net Unrealized Appreciation       $  1,158,418
                                                                   ============

                See Accompanying Notes to Financial Statements

                    Pilgrim Government Securities Income Fund

----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
As of December 31, 1996 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------
                                                 U.S. GOVERNMENT SECURITIES: 100.6%
        Principal                                                                                                          Market
           Amount                                                                    Rate           Maturity                Value
           ------                                                                    ----           --------                -----
                      Federal Home Loan Mortgage Corporation:  19.7%
       $3,416,433     Federal Home Loan Mortgage Corporation                          7.000%      2025 to 2026       $  3,351,999
          263,345     Federal Home Loan Mortgage Corporation                          8.500%          2017                275,683
          306,090     Federal Home Loan Mortgage Corporation                          8.750%          2009                313,360
          505,389     Federal Home Loan Mortgage Corporation                          9.000%          2006                520,272
          576,081     Federal Home Loan Mortgage Corporation                          9.500%      2005 to 2014            609,797
           94,164     Federal Home Loan Mortgage Corporation                          9.905%          2020                101,319
          233,007     Federal Home Loan Mortgage Corporation-Gold                     9.000%          2021                246,216
        1,035,124     Federal Home Loan Mortgage Corporation-Gold                     9.500%          2025              1,116,371
                                                                                                                    --------------
                                                                                                                        6,535,017
                                                                                                                    --------------

                      Federal National Mortgage Association:  36.6%
        4,690,647     Federal National Mortgage Association                           6.500%          2016              2,347,486
        2,720,983     Federal National Mortgage Association                           8.500%      2016 to 2021          2,836,384
          592,248     Federal National Mortgage Association                           9.000%          2025                624,709
        1,151,927     Federal National Mortgage Association                           9.250%      2009 to 2016          1,217,944
          169,110     Federal National Mortgage Association                           9.750%          2008                182,608
          617,017     Federal National Mortgage Association                          10.000%          2006                656,402
        1,200,105     Federal National Mortgage Association                          10.500%      2001 to 2019          1,287,376
          381,408     Federal National Mortgage Association                          11.500%          2015                434,290
          147,582     Federal National Mortgage Association                          12.500%          2010                169,811
        1,714,949     Federal National Mortgage Association                          13.000%          2014              2,000,507
          291,923     Federal National Mortgage Association                          14.500%          2011                348,484
                                                                                                                    --------------
                                                                                                                       12,106,001
                                                                                                                    --------------
                      Government National Mortgage Association:  30.5%
          905,519     Government National Mortgage Association                        7.500%          2023                906,542
        4,051,201     Government National Mortgage Association                        8.000%      2022 to 2024          4,160,077
        1,468,940     Government National Mortgage Association                        8.250%          2016              1,531,370
        1,500,216     Government National Mortgage Association                        9.000%      2013 to 2022          1,603,851
          297,166     Government National Mortgage Association                        9.250%          2021                316,761
          479,433     Government National Mortgage Association                        9.500%          2016                517,488
          228,060     Government National Mortgage Association                       11.000%          2016                256,283
          229,289     Government National Mortgage Association                       11.750%          2015                262,894
          177,483     Government National Mortgage Association                       14.500%      2013 to 2014            219,413
          286,852     Government National Mortgage Association-

                          Mobile Home D                                              10.500%          2009                319,661
                                                                                                                    --------------
                                                                                                                       10,094,340
                                                                                                                    --------------

                See Accompanying Notes to Financial Statements

                    Pilgrim Government Securities Income Fund

----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (Continued)
As of December 31, 1996 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------
        Principal                                                                                                          Market
           Amount                                                                    Rate           Maturity                Value
           ------                                                                    ----           --------                -----
                      U.S. Treasury Securities:  13.8%
       $2,000,000     U.S. Treasury Bonds                                             6.500%          2006           $  2,010,940
        1,500,000     U.S. Treasury Bonds                                             6.750%          2026              1,511,250
        1,000,000     U.S. Treasury Bonds                                             7.625%          2007              1,049,690
                                                                                                                    --------------
                                                                                                                        4,571,880
                                                                                                                    --------------
                          Total U.S. Government Securities (Cost $33,051,426)                                          33,307,238
                                                                                                                    --------------

                      Total Investments in Securities (Cost $33,051,426)*                                 100.6%       33,307,238
                      Liabilities in Excess of Cash and Other Assets-Net                                   (0.6)%        (190,551)
                                                                                                  --------------    --------------
                          Total Net Assets                                                                100.0%      $33,116,687
                                                                                                  ==============    ==============

--------------------------
*Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation               $     349,427
                  Gross Unrealized Depreciation                     (93,615)
                                                              --------------
                      Net Unrealized Appreciation             $     255,812
                                                              ==============

                See Accompanying Notes to Financial Statements

                             Pilgrim America Funds

                              Investment Manager

                       Pilgrim America Investments, Inc.
                            Two Renaissance Square
                      40 North Central Avenue, Suite 1200
                            Phoenix, Arizona 85004


                                  Distributor

                       Pilgrim America Securities, Inc.
                            Two Renaissance Square
                      40 North Central Avenue, Suite 1200
                            Phoenix, Arizona 85004
                                1-800-334-3444


                          Shareholder Servicing Agent

                          Pilgrim America Group, Inc.
                            Two Renaissance Square
                      40 North Central Avenue, Suite 1200
                            Phoenix, Arizona 85004
                                1-800-331-1080


                                Transfer Agent

                       Investors Fiduciary Trust Company
                             c/o DST Systems, Inc.
                                P.O. Box 419541
                          Kansas City, Missouri 64141


                                   Custodian

                       Investors Fiduciary Trust Company
                             127 West 10th Street
                                  14th Floor
                          Kansas City, Missouri 64105


                                 Legal Counsel

                            Dechert Price & Rhoads
                             1500 K Street, N. W.
                            Washington, D.C. 20005


                             Independent Auditors


                             KPMG Peat Marwick LLP
                           725 South Figueroa Street
                         Los Angeles, California 90017


This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Two Renaissance Square, 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004 1-800-331-1080


                             Pilgrim America Funds

Pilgrim America Funds

MASTERS SERIES
--------------

Pilgrim America Masters
Asia-Pacific Equity Fund

Pilgrim America Masters
MidCap Value Fund

Pilgrim America Masters
LargeCap Value Fund


ELITE SERIES
------------

Pilgrim America
MagnaCap Fund

Pilgrim America
High Yield Fund

Pilgrim Government
Securities Income Fund


Pilgrim America
Funds

"Our goal is for every investor to have a successful investment experience"

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling Pilgrim America Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectuses carefully before you invest or send money.

22-SS-012197 022897